Annual Report

December 31, 2024

Series B

Voya Corporate Leaders® Trust Fund

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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BENCHMARK DESCRIPTIONS

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MANAGERS’ REPORT	VOYA CORPORATE LEADERS® TRUST FUND, SERIES B

Portfolio Management Team: The portfolio is not actively managed.

Sector Diversification as of December 31, 2024 (as a percentage of net assets)
Industrials	38.6%
Energy	25.3%
Financials	17.3%
Materials	10.9%
Consumer Staples	3.5%
Communication Services	1.8%
Utilities	1.4%
Consumer Discretionary	0.0%
Assets in Excess of Other Liabilities	1.2%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Goal: Voya Corporate Leaders® Trust Fund, Series B (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2024, the Trust provided a total return of 3.59% compared to the S&P 500® Index, which returned 25.02% for the same period.

Portfolio Specifics: Based on the rules which govern the construction of the Trust’s portfolio, performance can be analyzed in terms of the Trust’s sector weightings and the performance of the stocks within these sectors compared to the S&P 500® Index. In this regard, the Trust’s sector allocation and holdings were unfavorable for performance.

On the sector level, the stock selection within the materials sector and underweight to the health care sector contributed. At the individual stock level, the top contributors for the period included not owning Microsoft Corp., Intel Corp. and Adobe Inc.

Unfavorable stock selection within the industrials sector, overweight to the energy sector and the lack of exposure to the information technology sector detracted the most. Key detractors included the overweight to Union Pacific Corp., not owning NVIDIA Corp. and an overweight to Marathon Petroleum Corp. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however and are not actively managed.

Top Ten Holdings as of December 31, 2024 (as a percentage of net assets)
Union Pacific Corp.	38.0%
Berkshire Hathaway, Inc. - Class B	17.3%
Exxon Mobil Corp.	11.0%
Marathon Petroleum Corp.	10.7%
Linde PLC	9.3%
Procter & Gamble Co.	3.5%
Chevron Corp.	3.1%
Comcast Corp. - Class A	1.8%
NiSource, Inc.	1.2%
DuPont de Nemours, Inc.	0.7%

Portfolio holdings are subject to change daily.

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment, generally in an equal number of shares of common stock of a fixed list of American blue-chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 20 companies. It currently holds investments in American blue-chip corporations, favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee of Voya Corporate Leaders® Trust Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund, Series B (the “Fund”) , including the portfolio of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 27, 2025

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2024

ASSETS:
Investments in securities at fair value (cost $349,213,197)	$804,791,567
Cash	11,617,943
Restricted cash (Note 2)	581,061
Receivables:
Participations sold	155,722
Dividends	7,412
Prepaid expenses	11,885
Total assets	817,165,590

LIABILITIES:
Distribution payable	581,061
Payable for participations redeemed	1,413,702
Accrued sponsor maintenance fees payable	285,734
Other accrued expenses and liabilities	116,493
Total liabilities	2,396,990
NET ASSETS	$814,768,600

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$359,048,166
Total distributable earnings	455,720,434
NET ASSETS Balance applicable to participations at December 31, 2024, equivalent to $62.34 per participation on 13,069,759 participations outstanding	$814,768,600

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2024

INVESTMENT INCOME:
Dividends	$17,633,425
Interest	84,763
Total investment income	17,718,188

EXPENSES:
Sponsor maintenance fee (Note 4)	3,604,970
Transfer agent fees	141,305
Shareholder reporting expense	21,741
Registration and filing fees	49,800
Professional fees	52,602
Custody and accounting expense (Note 4)	36,654
Miscellaneous expense	11,753
Total expenses	3,918,825
Net investment income	13,799,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	41,100,317
Net change in unrealized appreciation (depreciation) on investments	(20,194,382)
Net realized and unrealized gain on investments	20,905,935
Increase in net assets resulting from operations	$34,705,298

 See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023
FROM OPERATIONS:
Net investment income	$13,799,363	$13,985,775
Net realized gain on investments	41,100,317	13,546,846
Net change in unrealized appreciation (depreciation) on investments	(20,194,382)	85,745,757
Increase in net assets resulting from operations	34,705,298	113,278,378

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital)	(13,799,400)	(13,847,049)
Total distributions	(13,799,400)	(13,847,049)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	20,972,746	54,425,384
Reinvestment of distributions	12,629,575	12,712,318
	33,602,321	67,137,702
Cost of participations redeemed	(115,795,796)	(93,818,932)
Net decrease in net assets resulting from participation transactions	(82,193,475)	(26,681,230)
Net increase (decrease) in net assets	(61,287,577)	72,750,099

NET ASSETS:
Beginning of year (period)	876,056,177	803,306,078
End of year (period)	$814,768,600	$876,056,177

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions/ Allocations from:							Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gains	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)
12-31-24	61.17	1.00•	1.20	2.20	1.03	—	—	1.03	62.34	3.59	814,769	0.43	1.53	—
12-31-23	54.30	0.96•	6.87	7.83	0.96	—	—	0.96	61.17	14.53	876,056	0.45	1.70	1
12-31-22	53.14	0.88•	1.18	2.06	0.90	—	—	0.90	54.30	3.96	803,306	0.49	1.65	1
12-31-21	42.60	0.79•	10.57	11.36	0.82	—	—	0.82	53.14	26.76	805,924	0.51	1.64	—
12-31-20	41.70	0.78•	0.93	1.71	0.81	—	—	0.81	42.60	4.33	698,154	0.52	2.06	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024

NOTE 1 — ORGANIZATION

Voya Corporate Leaders® Trust Fund, Series B (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Voya Corporate Leaders® Trust Fund, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

The Trust is comprised of a Trust Fund (the “Trust Fund”) and a Distributive Fund (the “Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the The Bank of New York Mellon (the “Trustee”) and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment

Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor (as defined below) may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services - Investment Companies.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Valuation of Securities. The Trust is open for business every day the New York Stock Exchange opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included within the Portfolio of Investments.

B. Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management of the Sponsor (“Management”) has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of December 31, 2024, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C. Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Trustee has been instructed by the Participant, in writing, prior to the Distribution Date to pay such distributions in cash.

D. Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E. Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, Management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS

For the year ended December 31, 2024, distributions from net investment income were $13,799,400, equivalent to $1.03 per participation. For the year ended December 31, 2023, distributions from net investment income were $13,847,049, equivalent to $0.96 per participation.

For the year ended December 31, 2024 and the year ended December 31, 2023, there were no distributions from net realized gains.

For the year ended December 31, 2024 and the year ended December 31, 2023, there were no distributions from tax return of capital.

The distributions presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of December 31, 2024 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 3 — DISTRIBUTIONS (continued)

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $36,654 for the year ended December 31, 2024.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2024, the cost of purchases and the proceeds of sales of investment securities were $2,592,329 and $88,161,686 respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2024	Year Ended December 31, 2023
Issued on payments from holders	321,009	974,439
Issued on reinvestment of dividends and distributions	200,710	218,720
Redeemed	(1,773,145)	(1,665,553)
Net decrease	(1,251,426)	(472,394)

NOTE 7 — MARKET DISRUPTION AND GEOPOLITICAL RISK

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Trust's investments. Any of these occurrences could disrupt the operations of the Trust and of the Trust's service providers.

NOTE 8 — SEGMENT REPORTING

In November 2023, the FASB issued Accounting Standards Update (“ASU”), ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures, which aims to improve reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. Adoption of ASU 2023-07, impacts financial statement disclosure only and did not affect the Trust’s financial position or operating results.

Topic 280 defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 8 — SEGMENT REPORTING (continued)

operating decision maker (“CODM”) to assess performance and make resource allocation decisions. The Trust has one operating segment that derives its income from earnings on its investments. The Product Review Committee (the “Committee”) of the Investment Adviser and its affiliates is deemed to be the CODM. The Committee is comprised of executive leaders and it reviews the operating results of the Trust holistically. The CODM considers changes in net assets from operations, expense ratios, total returns and portfolio composition to make resource allocation decisions. Detailed financial information regarding the Trust is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Portfolio of Investments, results of operations on the Statement of Operations and other information about the Trust’s performance, including total return and expense ratios within the Financial Highlights.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

Voya Corporate Leaders®	PORTFOLIO OF INVESTMENTS
Trust Fund, Series B	as of December 31, 2024

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.8%
		Communication Services: 1.8%
380,141		Comcast Corp. - Class A	$14,266,692	1.8

		Consumer Discretionary: 0.0%
6,886	(1)	Foot Locker, Inc.	149,839	0.0

		Consumer Staples: 3.5%
171,086		Procter & Gamble Co.	28,682,568	3.5

		Energy: 25.3%
172,486		Chevron Corp.	24,982,872	3.1
44,468		ConocoPhillips	4,409,872	0.5
831,786		Exxon Mobil Corp.	89,475,220	11.0
627,877		Marathon Petroleum Corp.	87,588,842	10.7
			206,456,806	25.3

		Financials: 17.3%
310,378	(1)	Berkshire Hathaway, Inc. - Class B	140,688,140	17.3

		Industrials: 38.6%
6,886		Fortune Brands Innovations, Inc.	470,520	0.1
13,696		General Electric Co.	2,284,356	0.3
6,886		Honeywell International, Inc.	1,555,479	0.2
6,886	(1)	Masterbrand, Inc.	100,604	0.0
1,358,829		Union Pacific Corp.	309,867,365	38.0
			314,278,324	38.6

		Materials: 10.9%
76,278		Corteva, Inc.	4,344,795	0.5
74,274		Dow, Inc.	2,980,616	0.4
76,278		DuPont de Nemours, Inc.	5,816,197	0.7
180,386		Linde PLC	75,522,207	9.3
			88,663,815	10.9

		Utilities: 1.4%
6,886		Ameren Corp.	613,818	0.1
6,886		Consolidated Edison, Inc.	614,438	0.1
282,294		NiSource, Inc.	10,377,127	1.2
			11,605,383	1.4

		Total Common Stock (Cost $349,213,197)	804,791,567	98.8

		Total Investments in Securities (Cost $349,213,197)	$804,791,567	98.8
		Assets in Excess of Other Liabilities	9,977,033	1.2
		Net Assets	$814,768,600	100.0
(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

Voya Corporate Leaders®	PORTFOLIO OF INVESTMENTS
Trust Fund, Series B	as of December 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2024
Asset Table
Investments, at fair value
Common Stock*	$804,791,567	$—	$—	$804,791,567
Total Investments, at fair value	$804,791,567	$—	$—	$804,791,567
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost was $349,213,197.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$457,889,116
Gross Unrealized Depreciation	(2,310,746)
Net Unrealized Appreciation	$455,578,370

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Trustee/Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Dechert LLP
103 Bellevue Parkway	1900 K Street, N.W.
Wilmington, Delaware 19809	Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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